UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2011

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina		27410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 7.01 – Regulation FD Disclosure	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

ITEM 7.01	REGULATION FD DISCLOSURE

The Company hereby furnishes its slide presentation which will be presented at the Sandler O’Neill East Coast Financial Services Conference in Aventura, Florida on Thursday November 10, 2011. A copy of the slide presentation is attached to this report as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

Exhibit 99.1	NewBridge Bancorp slide presentation which will be presented at the Sandler O’Neill East Coast Financial Services Conference in Aventura, Florida on Thursday November 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: November 9, 2011	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	NewBridge Bancorp slide presentation which will be presented at the Sandler O’Neill East Coast Financial Services Conference in Aventura, Florida on Thursday November 10, 2011.